ManpowerGroup Fourth Quarter Results January 31, 2017 Exhibit 99.2

FORWARD-LOOKING STATEMENT This presentation includes forward-looking statements which are subject to known and unknown risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the period ended December 31, 2013. Forward-looking statements can be identified by forward-looking words such as “expect,” “anticipate,” “intend,” “plan,” “may,” “will,” “believe,” “seek,” “estimate,” and similar expressions. In this presentation, references to road map and journey to 4% are also intended to be forward-looking statements. Please note that ManpowerGroup’s 2013 Annual report is available online at www.manpowergroup.com in the section titled “Investor Relations.” contain statements, cluding financial projections, that are forward-looki g in nature. These stat me s are based on managements’ current expectations or beliefs, and are subject to known and unknown r sks and u certainties regarding expected fut r res lts. Actual results might differ materially from those projected in the forward-looking statements. Additio al inform tion c ncerning factors tha could cause actual results to materially differ from thos in the forward-look ng statements is contained in the ManpowerGrou Inc. A nual Report on Form 10-K dated D c mber 31, 2015, which information is incorporated herein by referenc , and such other factors as may be described from tim to tim in the Company’s SEC filings. Any forward-looking statements in this pr sentation speak only as of the date hereof. The Company assumes no obligation to update or revise any forward-looking statements. 2 ManpowerGroup January 2017

January 2017 3 ManpowerGroup Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of changes in currency on our financial results. Constant Currency is further explained in the Annual Report on our Web site. As Reported Excluding PY Non-recurring Items(1) Q4 Financial Highlights 0% 0% Revenue $5.0B 3% CC 3% CC 20 bps 20 bps Gross Margin 17.0% 17% 7% Operating Profit $212M 21% CC 11% CC 60 bps 30 bps OP Margin 4.3% 13% 11% EPS $1.87 17% CC 15% CC Consolidated Financial Highlights ManpowerGroup 2016 Fourth Quarter Results (1) 2015 excludes the impact of restructuring charges of $16.4M ($12.8M net of tax) and non-operating gains in other income of $11.5M ($11.0M net of tax).

January 2017 4 ManpowerGroup As Reported Excluding PY Non-recurring Items(1) 2016 Financial Highlights 2% 2% Revenue $19.7B 4% CC 4% CC 10 bps 10 bps Gross Margin 17.0% 9% 6% Operating Profit $751M 11% CC 9% CC 20 bps 20 bps OP Margin 3.8% 16% 16% EPS $6.27 19% CC 18% CC Consolidated Financial Highlights ManpowerGroup 2016 Fourth Quarter Results (1) 2015 excludes the impact of restructuring charges of $16.4M ($12.8M net of tax) and non-operating gains in other income of $11.5M ($11.0M net of tax).

January 2017 5 ManpowerGroup EPS Bridge – Q4 vs. Guidance Midpoint ManpowerGroup 2016 Fourth Quarter Results -0.05 -0.01 $1.69 $1.87 +0.15 +0.07 +0.02 Q4 Guidance Midpoint Operational Performance Insurance Settlement Tax Rate (35.3% vs 36%) Currency (-7¢ vs -2¢) Other Expense Q4 Reported

January 2017 6 ManpowerGroup Consolidated Gross Margin Change ManpowerGroup 2016 Fourth Quarter Results 17.2% 17.0% Q4 2015 Staffing/Interim Right Management Currency Q4 2016 -0.2% -0.1% +0.1%

January 2017 7 ManpowerGroup Growth Business Line Gross Profit – Q4 2016 █ Manpower █ Experis █ ManpowerGroup Solutions █ Right Management █ ManpowerGroup – Total ManpowerGroup 2016 Fourth Quarter Results $535M 64% $169M 20% $100M 12% $37M 4% $841M -1% 2% CC -3% 0% CC 9% 11% CC -20% -19% CC -1% 2% CC

January 2017 8 ManpowerGroup SG&A Expense Bridge – Q4 YoY (in millions of USD) ManpowerGroup 2016 Fourth Quarter Results 653.6 670.0 629.0 Q4 2015 Restructuring Charges Q4 2015 Recurring Expenses Currency Acquisitions Operational Impact Q4 2016 -16.4 -16.8 -11.6 13.5% % of Revenue % of Revenue 12.7% 13.2% % of Revenue +3.8 (1) This was unfavorably impacted 10 bps due to the effect of currency exchange rates on our business mix. In constant currency, SG&A as a % of Revenue was 12.6%. (1)

January 2017 9 ManpowerGroup As Reported Excluding PY Restructuring Charges(1) Q4 Financial Highlights 7% 7% Revenue $1.1B 3% CC 3% CC 4% 9% OUP $53M 0% CC 5% CC 10 bps 20 bps OUP Margin 5.0% Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. Americas Segment (21% of Revenue) ManpowerGroup 2016 Fourth Quarter Results (1) Excludes the impact of restructuring charges of $3.2M in Q4 2015.

January 2017 10 ManpowerGroup Americas – Q4 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue ManpowerGroup 2016 Fourth Quarter Results -9% -9% -27% 9% -9% 8% 13% 7% US Mexico Argentina Other 64% 11% 5% 20%

January 2017 11 ManpowerGroup As Reported Q4 Financial Highlights 3% Revenue $1.9B 5% CC 5% OUP $102M 7% CC 0 bps OUP Margin 5.3% Southern Europe Segment (39% of Revenue) ManpowerGroup 2016 Fourth Quarter Results

January 2017 12 ManpowerGroup Southern Europe – Q4 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue ManpowerGroup 2016 Fourth Quarter Results 5% -2% 2% 7% 6% -1% 4% 8% France Italy Spain Other 64% 16% 7% 13%

January 2017 13 ManpowerGroup As Reported Excluding PY Restructuring Charges(1) Q4 Financial Highlights 2% 2% Revenue $1.3B 6% CC 6% CC 35% 8% OUP $49M 45% CC 16% CC 110 bps 40 bps OUP Margin 3.8% Northern Europe Segment (26% of Revenue) ManpowerGroup 2016 Fourth Quarter Results (1) Excludes the impact of restructuring charges of $9.0M in Q4 2015.

January 2017 14 ManpowerGroup -20% 6% 3% 34% 18% -7% -2% 9% 5% 36% 20% -6% UK Nordics Germany Netherlands Belgium Other 31% 21% 20% 14% 8% 6% Northern Europe – Q4 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue (1) On an organic basis, revenue for the Nordics increased 4% (+6% in CC) and the Netherlands increased 21% (+23% in CC). ManpowerGroup 2016 Fourth Quarter Results (1) (1)

January 2017 15 ManpowerGroup As Reported Excluding PY Restructuring Charges(1) Q4 Financial Highlights 9% 9% Revenue $630M 5% CC 5% CC 18% 2% OUP $22M 14% CC 2% CC 20 bps 30 bps OUP Margin 3.4% APME Segment (13% of Revenue) ManpowerGroup 2016 Fourth Quarter Results (1) Excludes the impact of restructuring charges of $2.9M in Q4 2015.

January 2017 16 ManpowerGroup APME – Q4 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue ManpowerGroup 2016 Fourth Quarter Results 16% 0% 9% 4% -4% 11% Japan Australia/NZ Other 34% 23% 43%

January 2017 17 ManpowerGroup As Reported Excluding PY Restructuring Charges(1) Q4 Financial Highlights 17% 17% Revenue $59M 14% CC 14% CC 16% 3% OUP $12M 20% CC 7% CC 570 bps 390 bps OUP Margin 20.3% Right Management Segment (1% of Revenue) ManpowerGroup 2016 Fourth Quarter Results (1) Excludes the impact of restructuring charges of $1.3M in Q4 2015.

January 2017 18 ManpowerGroup Cash Flow Summary – Full Year ManpowerGroup 2016 Fourth Quarter Results (in millions of USD) 2016 2015 Net Earnings 444 419 Non-cash Provisions and Other 206 209 Change in Operating Assets/Liabilities (50) (117) Capital Expenditures (57) (52) Free Cash Flow 543 459 Change in Debt (7) 456 Acquisitions of Businesses net of cash acquired (58) (260) Other Equity Transactions 13 103 Repurchases of Common Stock (482) (580) Dividends Paid (118) (121) Effect of Exchange Rate Changes (24) (38) Other 1 12 Change in Cash (132) 31

January 2017 19 ManpowerGroup Balance Sheet Highlights Total Debt (in millions of USD) Total Debt to Total Capitalization Total Debt Net Debt (Cash) ManpowerGroup 2016 Fourth Quarter Results 120 -221 -231 125 132 308 373 227 768 516 468 855 880 854 876 825 -400 0 400 800 1,200 2012 2013 2014 2015 Q1 Q2 Q3 Q4 2016 23% 15% 14% 24% 25% 25% 26% 25% 0% 10% 20% 30% 2012 2013 2014 2015 Q1 Q2 Q3 Q4 2016

January 2017 20 ManpowerGroup (1) The $600M agreement requires that we comply with a Leverage Ratio (net Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a net Debt-to-EBITDA ratio of 0.75 and a fixed charge coverage ratio of 4.94 as of December 31, 2016. As of December 31, 2016, there were $0.8M of standby letters of credit issued under the agreement. (2) Represents subsidiary uncommitted lines of credit & overdraft facilities, which total $281.5M. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M. Interest Rate Maturity Date Total Outstanding Remaining Available Euro Notes - €350M 4.505% Jun 2018 367 - Euro Notes - €400M 1.913% Sep 2022 418 - Revolving Credit Agreement 1.77% Sep 2020 - 599 Uncommitted lines and Other Various Various 40 241 Total Debt 825 840 Debt and Credit Facilities – December 31, 2016 (in millions of USD) (2) (1) ManpowerGroup 2016 Fourth Quarter Results

January 2017 21 ManpowerGroup First Quarter Outlook ManpowerGroup 2016 Fourth Quarter Results Revenue Total Up 1-3% (Up 5-7% CC) Americas Down 2-4% (Down 1-3% CC) Southern Europe Up 4-6% (Up 8-10% CC) Northern Europe Up 1-3% (Up 9-11% CC) APME Up 4-6% (Up 4-6% CC) Right Management Down 11-13% (Down 9-11% CC) Gross Profit Margin 16.6 – 16.8% Operating Profit Margin 2.8 – 3.0% Tax Rate 40.0% EPS $1.06 – $1.14 (unfavorable $0.05 currency)

January 2017 22 ManpowerGroup ManpowerGroup 2016 Fourth Quarter Results Our Journey to 4% EBITA... 2016 EBITA margin of 4.0%, an all-time record and reaching our target! Above analysis excludes restructuring charges and other non-recurring items in 2012. +0.6% 2.4% 4.0% +0.7% 2012 Gross Margin (organic) Cost Recalibration Enhanced Productivity on OCC growth of 15% +0.3% +0.9% 2.4% 4.0% +0.6% 2012 Gross Margin (organic) 2013-14 Cost Recalibration Plan Enhanced Productivity on OCC growth of 7% 2016 +0.1% As originally introduced in February 2013

January 2017 23 ManpowerGroup Key Take Aways Strong performance in the fourth quarter, with good top line growth and strong bottom line performance. Continued slow growth environment with improving trends in several European markets. The current market conditions require a great focus on execution and operational discipline; we will focus on driving revenue growth aligned with our strategies and improving operational efficiency and productivity enhanced by technology. In this uncertain, slow growth environment, the breadth, global scale, and innovation of our services and solutions help our clients reach their business objectives. ManpowerGroup 2016 Fourth Quarter Results